UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2024

Tyra Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40800	83-1476348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2656 State Street
Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (619) 728-4760

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TYRA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2024, Siddarth Subramony, Ph.D. resigned from the Board of Directors (the Board) of Tyra Biosciences, Inc. (Tyra or the Company) and the Compensation Committee of the Board (the Compensation Committee) effective immediately. Dr. Subramony’s resignation from the Board and the Compensation Committee was not made in connection with a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01.	Regulation FD Disclosure.

On October 25, 2024, the Company will host a conference call and webcast to share interim clinical results of TYRA-300 from the SURF301 Phase 1/2 study in metastatic urothelial cancer (mUC). The event will begin at 8:00 a.m. Eastern Time and will be available via a live webcast accessible under the “For Investors” page of Tyra’s corporate website, at https://ir.tyra.bio. During the event, the Company will present the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto and on Tyra’s corporate website, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On October 24, 2024, the Company announced interim clinical proof-of-concept data for TYRA-300 in patients with mUC from its ongoing SURF301 Phase 1/2 study.

As of August 15, 2024, the data cutoff date, 41 patients were enrolled in the Phase 1 portion of the SURF301 Phase 1/2 study. Eligible participants were adults with advanced malignancies with or without FGFR3 alterations, including those with prior treatment with erdafitinib. The enrolled patient population was heavily pre-treated, with 44% of patients receiving ≥ 3 lines of therapy prior to receiving TYRA-300, and 76% of FGFR3+ mUC patients receiving ≥ 3 lines of therapy. Treatment with TYRA-300 was evaluated across six dose levels, ranging from 10 mg-120 mg once daily (QD).

•

Preliminary PK/PD analysis in 41 patients as of the data cutoff date: TYRA-300 plasma concentrations indicate adequate target coverage at ≥90 mg QD, with further pharmacokinetic characterization ongoing.

•	In patients with FGFR3+ mUC who received doses ≥ 90 mg QD, anti-tumor activity was observed in all patients:

o	6 out of 11 (54.5%) patients at ≥ 90 mg QD achieved a confirmed partial response (PR), 3 of which are still ongoing.

o	5 out of 10 (50%) patients at 90 mg QD achieved a PR.

o	1 out of 1 (100%) patient at 120 mg QD achieved a PR.

o	A 100% disease control rate (DCR) was achieved for all patients at ≥ 90 mg QD (PR + stable disease).

•	TYRA-300 has demonstrated favorable interim safety results as of the data cutoff date:

o	Preliminary data from SURF301 suggest TYRA-300 to be generally well-tolerated, with infrequent FGFR2- and FGFR1-associated toxicities.

o

In doses from 10 mg up to 120 mg QD, there were 4 (10%) serious adverse events related to TYRA-300, 1 dose-limiting toxicity (DLT) of grade (Gr) 3 diarrhea at 90 mg QD, and 1 treatment-related adverse event (TRAE) leading to discontinuation of treatment (Gr3 ALT, 90 mg QD).

o	There were no ≥ Gr4 TRAEs.

o	The 120 mg QD dose was the highest dose evaluated with no DLTs reported.

Forward-Looking Statements

Tyra cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on our current beliefs and expectations and include, but are not limited to: the potential safety and therapeutic benefits of TYRA-300. Actual results may differ from those set forth in this report due to the risks and uncertainties inherent in our business, including, without limitation: interim results of a clinical trial are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, as follow-up on the outcome of any particular patient continues and as more patient or final data becomes available, including the risk that unconfirmed responses may not ultimately result in confirmed responses to treatment after follow-up evaluations; the potential for proof-of-concept results to fail to result in successful subsequent development of TYRA-300;

we are early in our development efforts, have only recently begun testing TYRA-300 and TYRA-200 for oncology in clinical trials and the approach we are taking to discover and develop drugs based on our SNÅP platform is novel and unproven and it may never lead to product candidates that are successful in clinical development or approved products of commercial value; potential delays in the commencement, enrollment, data readouts and completion of preclinical studies and clinical trials; results from preclinical studies or early clinical trials not necessarily being predictive of future results; our dependence on third parties in connection with manufacturing, research and preclinical testing; acceptance by the FDA of INDs or of similar regulatory submissions by comparable foreign regulatory authorities for the conduct of clinical trials of TYRA-300 in pediatric achondroplasia and hypochondroplasia; an accelerated development or approval pathway may not be available for TYRA-300 or other product candidates and any such pathway may not lead to a faster development process; later developments with the FDA may be inconsistent with the minutes from our prior meetings, including with respect to the proposed design of our planned Phase 2 study of TYRA-300 in ACH; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval, and/or commercialization; the potential for our programs and prospects to be negatively impacted by developments relating to our competitors, including the results of studies or regulatory determinations relating to our competitors; unfavorable results from preclinical studies; we may not realize the benefits associated with ODD, including that orphan drug exclusivity may not effectively protect a product from competition and that such exclusivity may not be maintained, or from the RPD Designation, including receipt of a Priority Review Voucher or any value therefrom; regulatory developments in the United States and foreign countries; our ability to obtain and maintain intellectual property protection for our product candidates and proprietary technologies; and other risks described in our prior filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in our annual report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TYRA BIOSCIENCES, INC.

Date: October 25, 2024	By:	/s/ Ali Fawaz
Ali Fawaz General Counsel and Secretary